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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 25, 2003
                Date of report (Date of earliest event reported)

                           MOORE WALLACE INCORPORATED
               (Exact name of registrant as specified in charter)

          Canada                         1-8014                  98-0154502
        ----------                    -----------            -------------------
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                  Number)              Identification No.)

             6100 Vipond Drive, Mississauga, Ontario, Canada L5T 2X1
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             (Address of principal executive of offices) (Zip code)

        Registrant's telephone number including area code: (905) 362-3100
                                                           ---------------------


                            Moore Corporation Limited
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          (Former Name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

The Securities and Exchange Commission ("SEC") recently issued Regulation G concerning the use of non-GAAP financial measures. This regulation became effective on March 28, 2003. Moore Wallace Incorporated (formerly known as Moore Corporation Limited) (the "Corporation"), filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") prior to the effective date of the Regulation G. In anticipation of filing registration statements that will incorporate by reference the Form 10-K, the Corporation is filing this Form 8-K solely for the purpose of conforming Item 7, Management's Discussion and Analysis of Results of Operations and Financial Condition to the requirements of Regulation G.

EXHIBITS.

99.1 Item 7, Management's Discussion and Analysis of Results of Operations and Financial Condition on Form 10-K for the fiscal year ended December 31, 2002


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MOORE WALLACE INCORPORATED


                                         By:   /s/ Mark S. Hiltwein
                                               _________________________________
                                               Name:  Mark S. Hiltwein
                                               Title: Executive Vice President,
                                                      Chief Financial Officer

DATE: September 25, 2003